SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)           July 5, 2000
                                                 -------------------------------


                               INTELLIGROUP, INC.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

        New Jersey                  0-20943                      11-2880025
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(State or Other Jurisdiction  (Commission File Number)         (IRS Employer
      of Incorporation)                                      Identification No.)


499 Thornall Street
Edison, New Jersey                                                   08837
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(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code         (732) 590-1600
                                                  ------------------------------




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          (Former Name or Former Address, if Changed Since Last Report)

     ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On July 5, 2000, Intelligroup, Inc., (the "Company") distributed all of the outstanding shares of the common stock of its subsidiary, SeraNova, Inc. ("SeraNova") held by the Company to holders of record of the Company's Common Stock ("Common Stock") as of the close of business on May 12, 2000 (or to their subsequent transferees) (the "Distribution") in accordance with the terms of a Distribution Agreement dated as of January 1, 2000 (the "Distribution Agreement") between the Company and SeraNova. The Company and SeraNova entered into the following agreements between the parties, each of which was dated as of January 1, 2000: Contribution Agreement; Tax Sharing Agreement; Services Agreement and Space Sharing Agreement. On June 14, 2000, the Company and SeraNova entered into an amendment to the Services Agreement which is filed as an exhibit hereto.

     On May 31, 2000, SeraNova entered into a $15,100,000 unsecured Promissory Note with the Company relating to net borrowings by SeraNova from the Company through such date. The Promissory Note bears interest at the prime rate plus 1/2%. A payment of $3,000,000 is due on the Promissory Note by September 30, 2000 with the balance due on July 31, 2001. The Promissory Note has certain mandatory prepayment provisions based on possible future debt or equity financings by SeraNova.

     Shares of the Company's common stock continue to trade on the Nasdaq National Market under the ticker symbol ITIG. Shares of SeraNova common stock trade on the Nasdaq National Market under the ticker symbol SERA.

     ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements of Business Acquired.

Not applicable.

(b)  Pro Forma Financial Information.

To be filed by amendment. The Company believes that it is impracticable to provide such financial information as of the date hereof. Such information shall be filed with the Commission no later than September 18, 2000.

(c)  Exhibits.

Exhibit No.                 Description of Exhibit
-----------                 ----------------------

10.1 Distribution Agreement dated as of January 1, 2000 between Intelligroup, Inc. and SeraNova, Inc. (Incorporated by reference to the Company's Annual Report on Form 10-K for the year ended December 31, 1999).

10.2 Contribution Agreement dated as of January 1, 2000 between Intelligroup, Inc. and SeraNova, Inc. (Incorporated by reference to the Company's Annual Report on Form 10-K for the year ended December 31, 1999).

10.3 Tax Sharing Agreement dated as of January 1, 2000 between Intelligroup, Inc. and SeraNova, Inc. (Incorporated by reference to the Company's Annual Report on Form 10-K for the year ended December 31, 1999).

10.4 Services Agreement dated as of January 1, 2000 between Intelligroup, Inc. and SeraNova, Inc. (Incorporated by reference to the Company's Annual Report on Form 10-K for the year ended December 31, 1999).

10.5 Space Sharing Agreement dated as of January 1, 2000 between Intelligroup, Inc. and SeraNova, Inc. (Incorporated by reference to the Company's Annual Report on Form 10-K for the year ended December 31, 1999).

10.6 Amendment No. 1 to Services Agreement by and between Intelligroup, Inc. and SeraNova, Inc.

10.7 Amended and Restated Promissory Note by and between Intelligroup, Inc. and SeraNova, Inc.

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INTELLIGROUP, INC.


                                        By: /s/ Ashok Pandey
                                           ---------------------------------
                                        Name: Ashok Pandey
                                        Title: Co-Chief Executive Officer

July 17, 2000